EXHIBIT (99)
     NAFI Reports First Quarter Results
     April 22, 1997
     ----------------------------------------------------------------------

     Contact:  Roy E. Tipton                 Keith B. Stein
               President                Vice Chairman
               (800) 999-7535           (800) 533-8573


                       NATIONAL AUTO FINANCE COMPANY, INC.
                     REPORTS POSITIVE FIRST QUARTER RESULTS

                               -------------------
                             REVENUES INCREASE 115%

     BOCA RATON, Fla. (April 22, 1997) - National Auto Finance Company, Inc. (Nasdaq/NM:NAFI) today announced financial results for the first quarter ended March 31, 1997.

          For the three months ended March 31, 1997, total revenues increased 115% to $5.6 million compared with $2.6 million for the first quarter of 1996. Net income (before the effects of a one-time, non-cash, deferred income tax charge to earnings of $4.5 million to reflect a deferred income tax liability arising from the reorganization of the Company's business from a partnership form to a taxable corporate form in connection with the Company's initial public offering in January 1997) rose to $1.0 million, or $.14 per share, for the first quarter of 1997 compared with pro forma net income of $0.5 million, or $.07 per share, for the year-earlier period.

          Management believes that net income before such charge is the appropriate evaluation of the Company's operating performance because of the consistency of such presentation. National Auto Finance reported a net loss of $3.5 million, or $.51 per share, for the first quarter of 1997, including the one-time deferred tax charge.

          The Company reported that purchases of motor vehicle retail installment sales contracts from automobile dealers totaled $35.7 million for the quarter ended March 31, 1997, an increase of 145% over loan purchase volume of $14.6 million for the prior-year period.

          Commenting on the results, Roy E. Tipton, president of National Auto Finance Company, said, "We are very pleased with our first quarter results. We expect continued growth in loan volume and revenues through the expansion of our channels of marketing, and have a positive outlook for the remainder of 1997."

          National Auto Finance is a specialized consumer finance company engaged in the purchase, securitization and servicing of car loans originated by automobile dealers for non-prime consumers. The Company markets its products and services to dealers through the efforts of its direct sales force and through strategic referral and marketing alliances with financial and other institutions that have established relationships with dealers.

                                                               EXHIBIT (99)
     NAFI Reports First Quarter Results
     April 22, 1997
     ----------------------------------------------------------------------

          This news release contains statements that are forward-looking within the meaning of applicable federal securities laws and are based upon the Company's current expectations and assumptions which are subject to a number of risks and uncertainties which could cause actual results to differ materially from those anticipated. Primary factors that could cause actual results to differ include the availability of financing on terms and conditions acceptable to the Company, the availability of the Company to securitize its finance contracts in the asset-backed securities market on terms and conditions acceptable to the Company, and changes in the quality or composition of the serviced loan receivable portfolio. Certain of these as well as other factors are described in more detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

                       NATIONAL AUTO FINANCE COMPANY, INC.
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                 (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)


                                                     Three Months Ended
                                                           March 31,
                                                 ----------------------------
  Revenue                                            1997             1996
                                                 -----------       ----------
      Gain on sales of loans                     $     4,542       $    2,097
      Finance charges earned                              19               --
      Other income                                     1,028              494
                                                 -----------       ----------
                                                       5,589            2,591
  Total expenses                                       3,959            1,789
                                                 -----------       ----------
  Income before income taxes                           1,630              802
  Income tax, expense current                            630              301(1)
                                                 -----------       ----------
  Net income                                     $     1,000       $      501
  Deferred income taxes from reorganization of
    partnership                                        4,500(2)            --
                                                 -----------       ----------
  Net income (loss) as adjusted                  $    (3,500)      $      501
                                                 ===========       ==========
  Earnings per share before deferred tax expense $      0.14               --
                                                 ===========
  Earnings (loss) per share as adjusted          $     (0.51)(2)           --
                                                 ===========
  Pro forma earnings per share                            --       $     0.07
                                                                   ==========
  Weighted average shares and share equivalents        6,902
                                                 ===========
  Pro forma shares outstanding                                          6,726
                                                                   ==========


(1) Pro forma income taxes for the three-month period ended March 31, 1996, calculated as if the Company had operated as a "C" Corporation.

(2) Includes the effects of a one-time, non-cash charge for deferred income taxes arising from the reorganization of the Company from a partnership form to a taxable corporate form in connection with the Company's initial public offering in January 1997.

                                                               EXHIBIT (99)
     NAFI Reports First Quarter Results
     April 22, 1997
     ----------------------------------------------------------------------

                       NATIONAL AUTO FINANCE COMPANY, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)




                                                               March 31,      December 31,
      ASSETS                                                     1997              1996
                                                             -----------      -----------
      Assets:
          Cash and cash equivalents                          $    10,897       $    5,066
          Finance receivables, net                                 1,019               --
          Excess spread receivable                                29,988           23,404
          Fixed assets, net                                          679              514
          Other assets                                             1,721            2,216
                                                             -----------       ----------
            Total assets                                     $    44,304       $   31,200
                                                             ===========       ==========

      LIABILITIES AND OWNERSHIP EQUITY
      Liabilities:
          Subordinated debt                                  $    14,316       $   19,700
          Other liabilities                                        6,812            4,904
                                                             -----------       ----------
            Total liabilities                                     21,128           24,604

      Ownership and Stockholders' Equity:
          Stockholders (partners) equity(1)                       23,176            6,596
                                                             -----------       ----------
            Total Liabilities and Ownership Equity           $    44,304       $   31,200
                                                             ===========       ==========


(1) Equity for December 31, 1996, reflects partners capital of National Auto Finance Company, L.P.